EXHIBIT 4.71

                               INDEMNITY AGREEMENT

         THIS AGREEMENT made the 7th day of July 2004,

BETWEEN:

                  IMA EXPLORATION INC. having an office at Suite 709, 837 West Hastings Street, Vancouver, British Columbia V6C 3N6

                  ("IMA")

AND:

                  GOLDEN ARROW RESOURCES CORPORATION having an office at Suite 709, 837 West Hastings Street, Vancouver, British Columbia V6C 3N6

                  ("Golden Arrow")

         WHEREAS IMA has entered into an arrangement agreement (the "Arrangement Agreement") dated May 14, 2004 with Golden Arrow and IMA Holdings Corp. which provides, among other things, that on the effective date of the arrangement pursuant to sections 288 - 299 of the Business Corporations Act (British Columbia) (the "Arrangement"), certain assets are to be transferred by IMA to Golden Arrow;

         AND WHEREAS IMA is currently a defendant in an action commenced in the Supreme Court of British Columbia (Action No. SC41353) by Minera Aquiline Argentina SA, a subsidiary of Aquiline Resources Inc. (collectively "Aquiline"), which claims among other things, damages, and a constructive trust over certain assets of IMA known as the Navidad properties (the aforesaid action, together with any other actions related thereto or flowing therefrom whether commenced as at the date hereof, or after the date hereof, being herein referred to as the "Aquiline Litigation");

         AND WHEREAS pursuant to the final order of the Supreme Court of British Columbia dated June 29, 2004 approving the Arrangement, Golden Arrow may, in certain circumstances, become jointly and severally liable with IMA for any award of damages or costs, together with interest thereon, awarded to Minera Aquiline Argentina SA in the Aquiline Litigation;

         AND WHEREAS it is a condition of the completion of the Arrangement that IMA provide Golden Arrow with an indemnity against any costs or losses Golden Arrow may sustain in respect of the Aquiline Litigation;

         NOW THEREFORE in consideration of the payment by Golden Arrow to IMA of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. IMA hereby agrees to indemnify and at all times save harmless Golden Arrow and its directors, officers, agents and employees (present and future) (the "Indemnified Parties") from and against all losses, costs (including legal costs), charges, damages, liabilities, claims and expenses of any nature which may be incurred by any of the Indemnified Parties in respect of the Aquiline Litigation. If the Aquiline


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         Litigation  is commenced or  continued  against any of the  Indemnified
         Parties, IMA will, at its expense, assume conduct of the Indemnified Parties' case provided however that the Indemnified Parties may, at any time, elect to engage their own legal counsel in respect of the Aquiline Litigation, and IMA will advance to such Indemnified Persons sufficient funds to defray all costs associated therewith.

2. IMA shall use its best efforts to assiduously dispute and defend itself in respect of the Aquiline Litigation (including pursuing any and all avenues of appeal), and to satisfy any judgement which may be rendered against IMA as soon as possible after the rendering of said judgement. Nothing herein shall preclude IMA from settling the Aquiline Litigation providing it is done so in manner whereby none of the Indemnified Parties is required to make any contribution to such settlement and Aquiline is thereafter forever barred from making any claim against the Indemnified Parties in connection with the Aquiline Litigation.

3.       (a)   Nothing in this Agreement shall prevent,  if otherwise  permitted by  law  the  reorganization  or  reconstruction  of  IMA  or the consolidation,  amalgamation  or  merger  of IMA with  any  other
               corporation  (the  "Corporate  Reorganization"),   including  any
               affiliate  (as that term is defined in the Business  Corporations
               Act (British Columbia) (an "Affiliate") provided that, the conditions of this Section 3 be observed, and provided also that:

               (i) IMA provides 45 business days prior notice to Golden Arrow of the proposed Corporate Reorganization together with such particulars of the transaction as shall be reasonably required by Golden Arrow to consider and review the proposed Corporate Reorganization;

               (ii) no  condition  or  event  shall  exist  as to  IMA  or  such successor or assign either at the time of giving such notice or immediately after the Corporate Reorganization and after giving full effect thereto which constitutes or would constitute a default or an event of default under this Agreement;

               (iii)every such  successor or assign or recipient of any material asset of IMA shall, as a part of the Corporate Reorganization and in consideration thereof enter into and execute an agreement in favour of Golden Arrow whereby such successor or assign covenants:

                    (A) to pay punctually when due any amounts assumed or otherwise payable under this Agreement;

                    (B) to perform and observe punctually all the obligations of IMA under this Agreement; and

                    (C) to observe and perform each and every covenant, stipulation, promise, undertaking, condition and agreement of IMA herein contained as fully and completely as if it had itself executed this Agreement as a party hereto and had expressly agreed herein to observe and perform the same; and

               (iv) the Corporate Reorganization shall be made on such terms and at such times and otherwise in such manner as not being prejudicial to the interests of Golden Arrow.


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         (b)   Notwithstanding  the  foregoing,  the  provisions of Section 3(a)
               hereof shall not restrict IMA from assigning, transferring, selling or otherwise disposing of any assets of IMA or any interest therein:

               (i) as part of a bona fide transaction to a third party dealing at arm's length with IMA; or

               (ii) to a third  party  not  dealing  at  arm's  length  with IMA provided that such sale transfer or other disposition is at a fair market value and IMA provides 45 business days prior notice to Golden Arrow of the proposed sale together with such particulars of the transaction as shall be reasonably required by Golden Arrow to consider and review the proposed sale;

               provided however that until the Aquiline Litigation is finally resolved and/or settled, all consideration received by IMA on any such assignment, sale, transfer or other disposition, directly or indirectly, or as a result of all steps or realizations or other actions of any kind whatsoever, including any proceeds thereof or thereon, shall continue to be held by IMA and may not be further assigned, transferred or otherwise disposed of in any manner whatsoever, other than for the purposes of investing or reinvesting such consideration and the payment of operating expenses and trade payables of IMA incurred in the normal course of the business of IMA as such expenses and payables become due. It is hereby understood and agreed that the foregoing shall not restrict IMA from paying any indebtedness, dividends or fees to the holding corporation whose shares are pledged to Golden Arrow pursuant to section 4 from earnings or dividends paid out of operating earnings realized or received by IMA from any subsidiary of IMA.


4. As security for IMA's obligations hereunder, IMA shall, concurrently with the execution of this Agreement or as soon as possible thereafter, execute and deliver to Golden Arrow a pledge of its shares of IMA Holdings Corp. in the form of the Share Pledge Agreement attached hereto as Schedule "A". Forthwith upon the request of Golden Arrow, IMA shall, and shall cause its subsidiaries to, at their sole cost and expense, provide Golden Arrow with such additional security for this indemnity as Golden Arrow in its sole discretion may from time to time request, in form and substance acceptable to Golden Arrow. Such security may take the form of a security interest upon IMA's Navided Project, a pledge of shares of IMA's subsidiaries, or such other security as Golden Arrow, in its sole discretion may request. Golden Arrow shall release and discharge the aforesaid security upon IMA paying to Golden Arrow all amounts herein indemnified and providing the Aquiline Litigation has been resolved or settled without further risk of claim against any of the Indemnified Parties.

5. This Agreement and the obligations and indemnities of IMA and its successors and assigns contained in this Agreement shall terminate upon final resolution of the Aquiline Litigation (providing same has no further risk of claim against any of the Indemnified Parties) and payments by IMA to Golden Arrow of all amounts due hereunder. In such event, Golden Arrow shall execute such releases and security discharges as are reasonably required to reflect the termination hereof but such documents shall be prepared and filed at IMA's expense.

6. The laws and Courts of the Province of British Columbia shall govern the interpretation and enforcement of this Agreement and the instruments and transactions contemplated herein, and IMA hereby submits to the jurisdiction of the Courts of the Province of British Columbia in any action or proceeding under or relating to this Agreement and the instruments and transactions contemplated herein.


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                                      -4-


7. No action or proceeding brought or instituted under this Agreement or under any other agreement or security instrument, and no recovery in pursuance thereof shall be a bar or defence to any further action or proceeding which may be brought under this Agreement by reason of any further liability of Golden Arrow with respect to the Aquiline Litigation.

8. No amendment of this Agreement shall be effective unless in writing and signed by the duly authorized representatives of all the parties hereto.

9. This Agreement is in addition to and not in substitution for any other obligations, liabilities and indebtedness of IMA to Golden Arrow or any other agreements or instruments between or involving IMA and Golden Arrow, whenever arising, entered into, or executed.

10. If any term, covenant, agreement or condition of this Agreement or the application thereof to any person or circumstances is to any extent held or rendered invalid, unenforceable or illegal, then, the remainder of this Agreement or the application of any such term, covenant or condition to persons or circumstances other than those with respect to which it is held invalid, unenforceable or illegal, shall not be affected thereby and shall continue to be applicable and enforceable to the fullest extent permitted by law.

11. Where required by the context hereof the singular shall include the plural, and the masculine gender shall include either the feminine or neuter genders, as the case may be, and vice versa.

12. All of the terms, agreements and conditions of this Agreement shall extend to and be binding upon and shall enure to the benefit of IMA and Golden Arrow, and their respective successors and assigns.

13. All notices and communications required or permitted hereunder must be in writing and delivered to the parties hereto by hand or double registered mail at their respective registered offices, attention President, or such other addresses or persons as the parties give each other notice. Proof of delivery shall constitute proof of receipt.

14.      Time is of the essence of this Agreement.

DATED at Vancouver, British Columbia the 7th day of July 2004 with effect intended from July 7, 2004.



IMA EXPLORATION INC.                        GOLDEN ARROW RESOURCES
                                            CORPORATION



Per: /s/ Joseph Grosso                      Per: /s/ Arthur Lang
     --------------------                        --------------------
     Authorized Signatory                        Authorized Signatory




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                                  SCHEDULE "A"

          (to Indemnity Agreement made the 7th day of July 2004 between IMA Exploration Inc. and Golden Arrow Resources Corporation)

                             SHARE PLEDGE AGREEMENT

              [SHARE PLEDGE AGREEMENT ATTACHED STARTING NEXT PAGE]


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                             SHARE PLEDGE AGREEMENT

THIS AGREEMENT made as of the 7th day of July 2004.

BETWEEN:

                  IMA EXPLORATION INC., a company incorporated under the laws of the Province of British Columbia and having a head office at 709, 837 West Hastings St., Terminal City Club Tower, Vancouver, BC V6C 3N6

                  (the "Pledgor")

AND:

                  GOLDEN ARROW RESOURCES CORPORATION, a company incorporated under the laws of the Province of British Columbia and having a head office at 709, 837 W. Hastings St., Terminal City Club Tower, Vancouver, BC V6C 3N6

                  (the "Pledgee")

WHEREAS:

A. the Pledgor is the registered and beneficial owner of 5,230,501 common shares, being all of the issued and outstanding common shares (the "Shares") in the capital of IMA Holdings Corp. (the "IHC"); and

B. pursuant to an indemnity agreement dated July 7, 2004 (the "Indemnity Agreement") between the Pledgor and the Pledgee, the Pledgor has agreed to pledge the Shares, together with all right, title and interest of the Pledgor therein and all benefit of the Pledgor to be derived therefrom to the Pledgee as continuing collateral security for the obligations of the Pledgee to the Pledgor under the Indemnity Agreement.

                  NOW THEREFORE THIS AGREEMENT  WITNESSES THAT, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


1.       INTERPRETATION

1.1 Definitions. Unless inconsistent with the context hereof, capitalized terms herein are defined terms and shall have the meanings ascribed to such terms in their first use in this Agreement.

1.2 Headings and References. Section and article headings are not to be part of this Agreement and are included solely for convenience of reference. The terms "this Agreement", "hereof", "herein", "hereunder" and similar expressions refer to this Agreement, as the same may be amended, modified, supplemented or restated from time to time, and unless provided to the contrary, shall not be construed as a reference to any article, section or subsection.


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2.       GRANT OF COLLATERAL

2.1 Grant of Security. The Pledgor hereby deposits the herein referenced Shares certificates with, and also hereby assigns, pledges and hypothecates to the Pledgee and grants to the Pledgee a first security interest in the Shares, and the proceeds thereof, as general and continuing collateral security for the obligations and liabilities of the Pledgee to the Pledgor from time to time whether present or future, absolute or contingent, of whatsoever nature or kind under the terms of the Indemnity Agreement (the "Obligations"), notwithstanding any change in the nature or form of the Obligations or in the accounts or terms of payment of the Obligations. The attachment of the aforesaid security interest has not been postponed and the security interest shall attach to the Shares concurrently with execution of this Agreement.

2.2 Delivery of Share Certificates et al. In accordance with the pledge and assignment of the Shares hereunder, the Pledgor shall deliver, or cause to be delivered, to the Pledgee contemporaneously with execution and delivery of this Agreement, the following:

    (a) certificate number 46 representing the Shares duly registered in the name of the Pledgor;

    (b) an irrevocable stock transfer power of attorney duly executed by the Pledgor; and

    (c) a copy of the resolutions of the directors of IHC approving a transfer of the Shares to the Pledgee in the event the Pledgee exercises its rights under this Agreement.


2.3 Security Purposes of Pledge. It is expressly agreed by the parties that the assignment, pledge and hypothecation of the Shares provided herein are intended solely for security purposes and that upon payment in full of all Obligations and the termination of the Indemnity Agreement the Pledgee shall, at the request and cost of the Pledgor, deliver the certificates representing the Shares to the Pledgor. Accordingly, unless there shall have occurred an Event of Default (as defined in section 4.1 hereof), all dividends and other distributions on the Shares (including any share sub-divisions) shall accrue to the benefit of the Pledgor. If after the occurrence of an Event of Default, any such permitted dividend or distribution is not properly payable to the Pledgor pursuant to this Agreement but is nonetheless made payable to and received by the Pledgor, the same shall be remitted by the Pledgor to the Pledgee in payment of the Obligations in such order as the Pledgee may deem fit and any excess so received after the payment in full of the Obligations shall be paid over to the Pledgor.

3.       DEALING WITH THE SHARES BEFORE DEFAULT

3.1 Voting and Dividends. Unless and until there shall have occurred an Event of Default (as defined in section 4.1 hereof), or an event which, with the giving of notice or lapse of time or both would constitute an Event of Default, the Pledgee hereby:

    (a)  permits the Pledgor to vote the Shares; and

    (b) directs and agrees that any and all dividends and other distributions issued or paid on or in respect or the Shares shall be issued or made payable to the Pledgor.


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                                      -3-


4.       DEALING WITH THE SHARES AFTER DEFAULT

4.1 Events of Default. The occurrence of any of the following events shall constitute an event of default (an "Event of Default") under this Agreement:

    (a) the Pledgor failing to make any payment on account of the Obligations as and when due;

    (b) the Pledgor being adjudged bankrupt or insolvent, or a moratorium in respect of any part of the Obligations being declared;

    (c) the Pledgor making a proposal to its general creditors for a composition or arrangement, or the Pledgor taking any steps pursuant to which its property or assets are submitted to the control of its creditors or a trustee or administrator for the benefit of creditors;

    (d) the making of any order or resolution to dissolve or terminate the existence of the Pledgor or which would result in liquidation or winding-up of all or a principal part of its affairs; or

    (e) the Pledgor pledging or granting a security interest or purporting to pledge or grant a security interest in the Shares, which pledge or security interest ranks or is purported to rank in priority to or pari passu with the security interest in the Shares created by this Agreement.

    (f) any representation and warranty of the Pledgor contained in this Agreement or the Indemnity Agreement proves to be untrue or any covenant in either such agreements has been breached by the Pledgor or IHC and is not forthwith cured upon notice given by Pledgee;

    (g) if any execution, distress or other enforcement process, whether by court order or otherwise, becomes enforceable against any property of the Pledgor;

    (h) the Pledgee in good faith believes and has commercially reasonable grounds to believe that the prospect of payment or performance of the Obligations is or is about to be materially impaired or that a material adverse effect has occurred and the value of the Shares is or is about to be significantly impaired; or

    (i) except as permitted by the Indemnity Agreement, the Pledgor purports to cease to own all of the issued and outstanding share capital of IHC.

4.2 Declaration of Default. Upon the occurrence of an Event of Default, the Pledgee may, in addition to any other remedy available to it, declare this Agreement to be in default.

4.3 Registration and Voting of Shares After Default. Upon the occurrence of an Event of Default, the Pledgee may, following or contemporaneously with formal declaration and notice of default under Section 4.2 (but not before), have and exercise, through its nominee or otherwise any and all voting powers with respect to the Shares and the Pledgee shall be entitled to receive all dividends and distributions thereafter paid on the Shares. Effective upon the declaration by the Pledgee of an Event of Default, the Pledgee is hereby appointed the irrevocable attorney of the Pledgor with full power of substitution from time to

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                                      -4-


time to endorse and/or transfer the Shares or any of them to the Pledgee or its nominee and, contemporaneously with formal declaration of default as aforesaid, the Pledgee and its nominee are hereby empowered to exercise all rights and powers and to perform all acts of ownership in respect of the Shares, to the same extent as the Pledgor might do.

4.4      Remedies on Default.  Following formal declaration by the Pledgee under
Section 4.2 and until payment in full of the Obligations, the Pledgee shall have, without obligation to resort to other security or to recourse against any guarantor or other party liable, the right at any time and from time to time to:

    (a) sell, resell, assign and deliver all or any of the Shares in Canada or elsewhere, in one or more parcels, at the same or different times, and all right, title, interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for immediate or future delivery, and at such price or prices and on such terms as the Pledgee may determine, the Pledgor hereby agreeing that upon any such sale any and all equity and right of redemption shall be automatically waived and released without any further action on the part of the Pledgor, and in connection therewith the Pledgee may grant options on the Shares, all without any demand, advertisement or notice, all of which are hereby expressly waived by the Pledgor;

    (b) retain the Shares or any parcel of same as continuing collateral security as provided herein; or

    (c) in its own right, purchase all or any of the Shares being sold, free of any equity or right of redemption.

In the event of a sale of the Shares pursuant to Subsection 4.4(a), the proceeds of each such sale shall be applied first to the payment of all costs and expenses of every kind for sale or delivery, including reasonable agents' fees or legal fees and expenses of the Pledgee and after deducting such costs and expenses from the proceeds of the sale, any residue shall be applied in payment of the Obligations in such order as the Pledgee may deem fit, with the Pledgor remaining liable for any deficiency. The balance, if any, remaining after payment in full of the Obligations shall be paid over to the Pledgor (providing that the Indemnity Agreement has terminated without any other actual or potential liability to the Indemnified Parties in connection with the Aquiline Litigation) or to whomever else may be entitled thereto by law. Notwithstanding the foregoing provisions of this Section 4.4, the Pledgee shall not in any event be under any duty to do any of the foregoing and the Pledgee may assume that any Event of Default which may have occurred is continuing until the cure thereof has been demonstrated to its reasonable satisfaction. The Pledgor hereby ratifies all that the Pledgee or its nominee, as the case may be, shall do by virtue of the foregoing authority.


4.5 Remedies Cumulative; Indemnity, etc. The rights, powers and remedies of the Pledgee hereunder shall not be deemed exclusive, but shall be cumulative with and in addition to all other rights and remedies existing at law or in equity, including, without limitation, all of the rights, powers and remedies available to the Pledgee under the Indemnity Agreement and any agreement or instrument contemplated thereby or delivered in support thereof and/or available to a secured creditor under the Personal Property Security Act (British Columbia) or any other applicable jurisdiction and the Business Corporations Act (British Columbia) or any similar legislation of any other applicable jurisdiction. The Pledgor shall indemnify and save harmless the Pledgee from and against any and all liabilities, losses and damages which they may incur in the lawful and proper exercise or performance of any of its rights or powers as authorized hereunder.

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                                      -5-



4.6 Waivers and Other Agreements. The Pledgee is hereby authorized by the Pledgor, without any liability on Pledgee's part, in its sole discretion and without notice to or demand upon the Pledgor and without otherwise affecting the Pledgor's obligations hereunder, from time to time to take and hold other collateral (in addition to or other than the Shares) for the payment of the Obligations or any part thereof, and to exchange, enforce, release or fail to perfect such other collateral or any part thereof and to accept and hold any endorsement or guarantee of payment of the Obligations or any part thereof and to release or substitute any endorser, guarantor, primary obligant, debtor, or any other person granting security for, or in any other way obligated in respect of the Obligations or any part thereof. The Pledgee may grant extensions of time or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Pledgor and other parties, sureties, guarantors or securities as the Pledgee may see fit without prejudice to the liability of the Pledgor or the rights of the Pledgee in respect of the Shares.


5.       REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR


5.1 Representations, Warranties and Covenants of the Pledgor. The Pledgor represents, warrants and covenants to and in favour of the Pledgee that in connection with this agreement and the Indemnity Agreement:

    (a) it is duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has the corporate power and capacity to own its properties and assets and to carry on its business as presently carried on by it;

    (b) it has the corporate power and capacity to enter into this Agreement and the Indemnity Agreement and to do all acts and things as are required or contemplated hereunder and thereunder to be done, observed and performed by it;

    (c) it and IHC have, as the case may be, taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the Indemnity Agreement including the transfer of the Shares to the Pledgee as contemplated hereby;

    (d) there are no agreements which restrict, in whole or in part, the powers of the directors of the Pledgor to manage or supervise the business and affairs of the Pledgor;

    (e) the entering into of this Agreement and the Indemnity Agreement and the performance by the Pledgor of its obligations hereunder and thereunder does not and will not contravene, breach or result in any default under the articles, by-laws, constating documents or other organizational documents of the Pledgor, or under any applicable law or regulation, or under any applicable official directive, order, judgment or decree of any governmental body or court, or under any mortgage, lease, agreement or other legally binding instrument, license or permit to which the Pledgor is a party or by which the Pledgor or any of its properties or assets may be bound and will not result in or permit the acceleration of the maturity of any indebtedness, liability or obligation of the Pledgor under any mortgage, lease, agreement or other legally binding instrument of or affecting the Pledgor;

    (f) no authorization, consent or approval of, or filing with or notice to, any Person is required in connection with the execution, delivery or performance of this Agreement or the Indemnity Agreement by the Pledgor;

    (g) this Agreement and the Indemnity Agreement constitute a legal, valid and binding obligation of the Pledgor enforceable against it in accordance with their terms;

    (h) the Shares are duly and validly issued, fully paid and non-assessable and have been duly and validly pledged hereunder in accordance with law, and the Pledgor warrants and covenants to defend the Pledgee's right, security interest and special property in and to the Shares against the claims and demands of all persons whomsoever;

    (i) the Pledgor is the exclusive legal and beneficial owner of, and has good title to, all of the Shares free and clear of all claims, liens, security interests and other encumbrances (except any other security in favour of the Pledgee), and the Pledgor has the unfettered legal right to pledge and assign the Shares in accordance with the terms and conditions hereof; and

    (j) no person, firm or corporation has any right to acquire any of the Shares nor any treasury shares or securities in the capital of IHC.

All of the foregoing representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and shall be deemed to be continuously made hereunder so long as any of the Obligations remains outstanding.

6.       GENERAL

6.1 Additional Security. The security in respect of the Shares provided for hereunder is in addition to and not in substitution for any other security now or hereafter held by the Pledgee in relation to the Obligations.


6.2 Further Assurances; Immunities, etc. The Pledgor agrees to do, file, record, make, execute and deliver all such acts, deeds, things, notices, acknowledgements and instruments as may be necessary or desirable in the opinion of the Pledgee to vest more fully in and assure to the Pledgee the security interests in the Shares created hereby or intended to be so created, and the enforcement and full realization of the rights, remedies and powers of the Pledgee hereunder relating to the Shares. Without limitation, if at any time hereafter, whether or not due to any change in circumstances (including, without limitation, any change in applicable law), it is, in the opinion of counsel for the Pledgee, necessary or desirable to file or record this Agreement or any financing statement or other instrument relating hereto, the Pledgor agrees to pay all fees, costs and expenses of such recording or filing and to execute and deliver any instruments which may be necessary or appropriate to make such filing or recording effective. The Pledgor hereby irrevocably appoints the Pledgee as its irrevocable attorney-in-fact to perform, in the name of the Pledgor as applicable, or otherwise, any and all acts, including, without limitation, the signing and filing of financing statements and amendments thereto, which the Pledgee may deem necessary or appropriate to effect and continue perfection of the security interests created hereby or intended so to be or otherwise to preserve and protect the Shares and the security interests of the Pledgee hereunder, but nothing herein or otherwise shall require the Pledgee to take any such action. This power of attorney, being coupled with an interest, shall survive notwithstanding any incapacity of the Pledgor or its dissolution or insolvency. The duty of the Pledgee with respect to the Shares shall be confined to one of reasonable care in the custody thereof so long as the Shares are in the custody of the Pledgee. Without limitation, and except as specifically provided for in this Agreement, the Pledgee shall have no duty to send any notices, perform any services, vote, pay, exercise any options or make any elections with respect to, or pay any taxes or charges associated with, or otherwise take any other action of any kind with respect to the Shares. In addition, the Pledgee shall not have any obligation to take any steps, and the Pledgor shall in each case duly take all steps, necessary to perfect and otherwise preserve against all other parties (including without limitation other shareholders) the rights of the Pledgor and those of the Pledgee in the Shares and each and every one thereof.


6.3 Expenses. The Pledgor will pay all costs of filing any financing, continuation or termination statements with respect to the Shares or the security interests hereunder deemed by the Pledgee to be necessary or advisable in order to perfect or protect the rights and security interests hereby created or intended so to be and to release the same upon full discharge of all of the Obligations and termination of the Indemnity Agreement. The Pledgor agrees that the Shares secure, in addition to the Obligations, and agrees to pay on demand, all reasonable expenses (including but not limited to reasonable agents' fees and legal fees and expenses), of, or incidental to, the custody, care, sale or realization of the Shares or any of them or in any way relating to the preparation, execution, delivery of this Agreement or the enforcement or protection of the rights of the Pledgee hereunder.


6.4 Form of Shares. The certificates representing any Shares pledged hereunder shall be free from all restrictive or cautionary legends and shall otherwise be in form for good delivery.

6.5 Perfection of Security. The Pledgor authorizes the Pledgee to file such financing statements and other documents and do such acts, matters and things as the Pledgee may consider appropriate to perfect and continue the security interest (the "Security Interest") in the Shares, to protect and preserve the interest of the Pledgee in the Shares and to realize upon the Security Interest.


6.6 Copy Received. The Pledgor hereby acknowledges receipt of a copy of this Agreement and a copy of the financing statement/verification statement or similar documents filed under the Personal Property Security Act or the corresponding legislation of other relevant jurisdictions in respect of the Security Interest.

6.7 No Merger. The pledging of the Shares and exercise of any rights of the Pledgee hereunder shall not operate by way of merger of the Obligations or any Obligations or liability of any other person or persons to the Pledgee and no judgment recovered by the Pledgee shall operate by way of merger of or in any way affect the security of such Shares provided for hereunder.


6.8 No Waiver. No failure or delay on the part of the Pledgee in exercising any of its options, powers and rights, and no partial or single exercise thereof, shall constitute a waiver thereof or of any other option, power or right.


6.9 No Responsibility for Loss. The Pledgee is hereby released from all responsibility for any depreciation in or loss of value of the Shares.

6.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as a British Columbia contract. The parties irrevocably attorn to the non-exclusive jurisdiction of the Courts of British Columbia.

6.11 Notices. Any notice, request, demand, direction, declaration or other instrument or communication required or permitted to be given under the provisions of this Agreement shall be given by hand delivered or electronic facsimile transmission:

    (a)  in the case of the Pledgor, to:

         IMA Exploration Inc.
         709, 837 W Hastings Street
         Vancouver, BC
         V6C  3N6

         Attention:        Joseph Grosso
         Fax:              604-684-1858

    (b)  in the case of the Pledgee, to:

         Golden Arrow Resources Corporation
         Suite 709, 837 West Hastings Street
         Vancouver, British Columbia
         V6C 3N6

         Attention:        Art Lang
         Fax:              604-687-1858

Any such notice, request, demand, direction, declaration or other instrument of communication shall be deemed to have been received on the date of delivery, if hand delivered before 5:00 p.m. on a business day and, on the date of transmission if received on the electronic facsimile machine of the addressee before 5:00 p.m. on a business day. If received after 5:00 p.m. on a business day, or if received on a day which is not a business day, receipt shall be deemed to have occurred on the next following business day. "Business day" as used in this Section 6.9 means a day which is not a Saturday, Sunday, or statutory holiday at the place of business of the addressee or recipient of the communication. By notice in writing delivered or transmitted as foresaid, either party may change its address or fax number for subsequent communications.


6.12 Entire Agreement. Save as may be set out in the Indemnity Agreement, and any other security agreements and instruments contemplated thereby, this Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements between the parties in connection with the subject matter hereof except as specifically set forth herein. No amendment, supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.


6.13 Enurement. This Agreement shall be binding upon and enure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Before occurrence of an Event of Default, without the prior written consent of the Pledgor, the Pledgee shall not transfer or assign the Shares or any interest therein, or deliver the certificates for the Shares save pursuant to an assignment of all of its rights under the Indemnity Agreement with the Obligations for which notice has been given to the Pledgor.

6.14 Severability. Any provisions of this Agreement which are prohibited or unenforceable in any applicable jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of such provision in any other jurisdiction, or the validity or enforceability of any other provision of this Agreement.

6.15 Conflict. In the event of conflict or inconsistency between the terms, conditions, provisions and recitals hereunder and those provided in the Indemnity Agreement or any agreement, document or certificate provided in relation to the Indemnity Agreement, the term, condition, provision or recital contained in the Indemnity Agreement shall govern.

6.16 Counterparts. This Agreement may be executed in counterpart, and when each party has executed and delivered to the other party a copy hereof, this Agreement shall be binding on both parties as though both parties had executed and delivered one and the same copy hereof.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the 7th day of July 2004 with intent that it be effective from July 7th, 2004



IMA EXPLORATION INC.                        GOLDEN ARROW RESOURCES
                                            CORPORATION



By: /s/  Joseph Grosso                      By: /s/ Arthur Lang
    --------------------                        --------------------
    Authorized Signatory                        Authorized Signatory